Exhibit 10.2

                   ENNIS BUSINESS FORMS, INC.

  UPS GROUND, AIR, HUNDREDWEIGHT AND SONICAIR INCENTIVE PROGRAM

                        CARRIER AGREEMENT


Ennis  Business Forms, Inc. (Customer) and United Parcel Service,
Inc. (UPS) have entered into the following Agreement.

UPS is authorized to provide carrier service described herein. Customer agrees that the terms of this Agreement include the understanding that the Agreement is based on the distinct needs of the Customer and that UPS will be the Customer's preferred carrier of choice. Accordingly;

1) This Agreement, which incorporates terms and conditions contained in the Guide to UPS Services and Tariff in effect at the time of shipping, applies to eligible packages tendered  by  the  Customer at all  U.S.  48  states  origin shipping locations as listed on Attachment A (Shipping Locations), to destinations listed in the Guide to UPS Services. Shipping Locations may be added or deleted from this Agreement only by mutual consent.

2) Customer agrees to provide UPS daily with the shipping record documentation as specified by UPS, including gross charges for packages shipped. If Customer cannot supply UPS daily with the gross package charges, charges will be based on a calculation of total volume tendered (less service offerings subject to incentive, e.g. Hundredweight) multiplied by Customer's average package charge, as determined by UPS.

3) UPS will provide the following services to Customer during the life of this Agreement:

     Assistance of:
         (bullet)    Dedicated National Accounts Manager
         (bullet)    Dedicated Customer Service telephone contact
         (bullet)    Dedicated UPS National Account Executive(s)
         (bullet)    Business activity reports

4) UPS reserves the right to charge the Customer a minimum of $50.00 per week in addition to any other charges due to UPS, if the Customer does not tender to UPS a minimum of fifty packages per week. This fee may not apply provided that the Customer notifies UPS of closings due to vacations and holidays.

5) The discount amounts below are contingent upon the revenue tendered to UPS by the Customer and upon the Customer maintaining its current shipping characteristics under this Agreement.

# Confidential information omitted and filed separately with the Securities and Exchange Commission.

     Customer further agrees that discounts do not apply to Additional Charges which are defined as those additional and accessorial charges set forth in the UPS Rate Charts in effect at the time of shipping, which are subject to change at any time.

6) With respect to Commercial Ground packages, UPS agrees to grant the Customer discounts, per Attachment B, from the published UPS Commercial Ground Service Rate Chart in effect at the time of shipping, less service offerings subject to incentive, e.g. Hundredweight. The average weekly revenue stated will be inclusive of both commercial and residential revenue; however, the discount will only apply to commercial revenue.

7) With respect to UPS Ground Hundredweight packages, UPS agrees to transport such shipments as Customer may tender to UPS and to provide Customer such transportation and additional services in accordance with the rules of UPS Hundredweight Service in effect at the time of shipping.

     UPS agrees to transport Ground packages tendered by Customer and apply UPS Hundredweight pricing when the actual aggregate weight of all ground packages in each shipment delivered to one Consignee at one location on the same day from the same shipper is 200 pounds or more.

     UPS agrees to grant the Customer the following discounts from the published UPS Hundredweight Service Rate Chart in effect at the time of shipping: Tier 02 less #
                     for shipments weighing less than, greater than, or equal to 500 pounds. Customer further agrees that no discount applies to Additional Charges.

     A minimum charge for a UPS Ground Hundredweight Service shipment will be the greater of either a charge based on 15 pounds per package or the UPS Hundredweight published rate minimum for applicable tier in effect at the time of shipping.

8) With respect to Air packages, UPS agrees to grant the Customer discounts, per Attachment B, from the UPS published
     Air Service Rates in effect at the time of shipping.

9) With respect to UPS Air Hundredweight packages, UPS agrees to transport such shipments as Customer may tender to UPS and to provide Customer such transportation and additional services in accordance with the rules of UPS Hundredweight Service in effect at the time of shipping.

     UPS agrees to grant the Customer the following discounts from the published UPS Hundredweight Service Rate Chart in effect at the time of shipping:

          UPS Next Day Air CWT:   #
          UPS 2nd Day Air CWT:    #

     UPS   will  apply  Hundredweight  pricing  when  the  actual
     aggregate weight of all air packages in each shipment delivered to one Consignee at one location on the same day from the same shipper is 100 pounds or more.

     A minimum charge for a UPS Next Day Air, UPS Next Day Air Saver or UPS 2nd Day Air shipment will be based on an average weight of 10 pounds per package. The carrier will compare UPS Hundredweight Service air rates with the then effective corresponding single-package air rates. The comparison will be based on the average package weight in the shipment, and the lower rate will be charged.

     If the dimensional weight of a package measuring over one cubic foot exceeds the actual weight, the dimensional weight of that package will be used in the calculation of the shipment billed weight.

10) UPS agrees to provide UPS SonicAir BestFlight which is same day, rush and other shipping services ("Services") to Customer on an on-demand basis in accordance with the terms and conditions of the UPS SonicAir Waybill, including limitations of liability, all of which is incorporated herein by reference and this Agreement. In the event of a conflict between this Agreement and the Waybill, the Agreement will control.

     Services  will  be  available to Customer  twenty-four  (24)
     hours a day, seven (7) days a week, and will be performed according to the description contained in the UPS SonicAir
     Waybill.

     UPS SonicAir agrees to grant Customer UPS SonicAir BestFlight rates per Attachment C for domestic air shipments tendered to UPS SonicAir BestFlight. Customer further agrees no other discounts apply to UPS SonicAir BestFlight Rates or additional charges.

     UPS will calculate the transportation charges for all locations once per week and will bill the Customer net after discount.

     Any  and  all  claims must be presented in  writing  to  UPS
     SonicAir within a reasonable time and in no event longer than ninety (90) days after a shipment is tendered to UPS
     SonicAir.

11) Customer agrees to comply with the letter weight restriction required under the Private Express Statute in its UPS Next
     Day Air Saver, UPS 2nd Day Air A.M., and UPS 2nd Day Air letters.

12) The rates, terms and conditions of this Agreement do not apply to any shipper number used for drop shipping.

13) UPS and Customer agree that the rates, terms and conditions of this Agreement may not be extended or resold to any third party without prior written consent of UPS.

14) UPS will calculate the discount for all locations once per week and will bill the Customer net after discount. The incentive applied each week will be calculated using the average weekly revenue from the previous 13 weeks, once 13 weeks have accumulated.

15) Customer agrees to supply UPS with electronic package level detail in a form acceptable to UPS. Package level detail includes, but is not limited to, consignee's full name, complete delivery address, package weight and zone, and package labeling that contains Maxicode, barcoded Zipcode and appropriate service level icon, for every package tendered to UPS. All shipping locations will be equipped with an automated UPS compatible shipping system.

16) With the exception of UPS's right to assign some or all of this Agreement to its affiliates or subsidiaries, this Agreement and the Customer's rights and obligations hereunder are not assignable or transferable. Any attempted assignment or transfer hereof without the prior written consent of UPS shall be void and without force or effect.

17) If a dispute arises out of or relates to this contract, or the breach thereof, and if said dispute cannot be settled through direct discussions, the parties agree to first endeavor to settle the dispute in an amicable manner by mediation administered by the American Arbitration Association under its Commercial Mediation Rules, before resorting to arbitration. If mediation is unsuccessful after thirty (30) days, any unresolved controversy or claim arising out of or relating to this contract, or breach thereof, shall be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules, and judgment upon the Award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. All mediation and arbitration shall be held in Atlanta, GA.

18) This Agreement will remain in effect for a period of four years from the Effective Date below unless terminated at any time by either party by written notice to the other at the address below given at least thirty (30) days prior to any termination date.

19) This Agreement, its Attachments, the Guide to UPS Services and the UPS Tariff, in effect at the time of shipping, contain all the terms and conditions agreed to by the parties  and  supersede  any prior  agreements  between  the parties with respect to UPS transportation services. The UPS Tariff is maintained at local UPS offices and on the Web at http://www.ups.com.

20)  #

21) This contract and its provisions will be governed by and interpreted in accordance with the laws of the State of New
     York.

22) Except as otherwise provided herein, all notices, requests, demands or other communications required or permitted to be given or made under this Agreement shall be in writing, submitted to the parties' addresses set forth below and given by the UPS Document Exchange (service mark) service (in which case notice shall be deemed effective on the date of transmission); personal service, (in which case notice shall be deemed effective on the date it is delivered); UPS Next Day Air (registered trademark) (in which case notice shall be deemed effective one Business Day after dispatch); or United States certified mail, return receipt requested, postage prepaid, (in which case notice shall be deemed effective on the third Business Day following its placement in the mail).

     UPS and Customer may change, from time to time, their named respective representatives and addresses for the purpose of this section by written notice each to the other as herein provided.

23) This Agreement shall be considered withdrawn if not signed by both parties on or before April 14, 2000.


(Customer)  ENNIS BUSINESS FORMS, INC.

By:             /s/Charles F. Ray
                -----------------------------
                (An Authorized Representative)
Title:          Director of Purchasing
Address:        114 N. E. Main St.
                Ennis, Texas  75119
Date Signed:    3-29-00


(Carrier)  UNITED PARCEL SERVICE, INC.

By:             /s/Page Ralston
                -----------------------------
                (An Authorized Representative)
Title:          National Account Manager
Address:        4101 McEwen #600
                Dallas, TX  75244
Date Signed:    3-29-00
Effective Date: 4-10-00

                                  ATTACHMENT A
                           ENNIS BUSINESS FORMS, INC.
                             List of Account Numbers

   OCOMPANY_NAME                    PICKUP_ADDRESS1            PICKUP_CITY  PICKU PICKUP_P
Adams McClure
AM #  Adams McClure                 550 RARITAN WAY             DENVER        CO    80204
AM #  Adams McClure                 1245 Inca St                DENVER        CO    80223

Ennis Business Forms
EN #  Ennis Business Forms          1510 N HAMPTON RM 300       DE SOTO       TX    75115
EN #  Ennis Imprint Paso Robles     298 SHERWOOD                PASO ROBLES   CA    93446
EN #  Admore Inc                    5300 LINDBERGH LN           BELL          CA    90201
EN #  Ennis Business Forms          49 WHITEHEAD ST             CHATHAM       VA    24531
EN #  Ennis Business Forms          4214 GREENWAY DR            KNOXVILLE     TN    37918
EN #  Ennis Business Forms Inc      108 INDUSTRIAL PKWY         MOULTRIE      GA    31768
EN #  Ennis Business Forms          1160 INDUSTRIAL BLVD        LOUISVILLE    KY    40219
EN #  Ad More Inc                   24707 WOOD CT               MACOMB        MI    48042
EN #  Ennis Business Form Inc       24286 COUNTY RD 202         COSHOCTON     OH    43812
EN #  Ennis Business Forms          P O BOX 30                  DE WITT       IA    52742
EN #  National Repack               900 S SANTA FE DR           DENVER        CO    80223
EN #  Ennis Business Forms          107 N SHERMAN ST            ENNIS         TX    75119
EN #  Ennis Business Forms          49 WHITEHEAD ST BLDG 2      CHATHAM       VA    24531
EN #  Ennis Business Forms          2920 S RICHARDS RD          FORT SCOTT    KS    66701
EN #  Ennis Business Forms          114 NE MAIN                 ENNIS         TX    75119
EN #  Mckool Graphics               1860 W MOCKINGBIRD          DALLAS        TX    75235
EN #  Ennis Business Forms          106 E BAYLOR ST             ENNIS         TX    75119
EN #  Ennis Business Forms          114 NE MAIN ST              ENNIS         TX    75119
EN #  Ennis-texas Tag               118 W MAIN ST               WOLFE CITY    TX    75496
EN #  Star Award Ribbon Co          114 NE MAIN ST              ENNIS         TX    75119
EN #  Connolly Tool & Mach Co       2605 BRENNER                DALLAS        TX    75220
EN #  American Forms Inc            3463 E COMMERCE             SAN ANTONIO   TX    78220





EN #  Advertising Display           3939 KEARNEY ST             DENVER        CO    80207
EN #  Apex Die & Box Co             230 YUMA                    DENVER        CO    80223
   #  FMI                           7280 WYNNWOOD SUITE 350     HOUSTON       TX    77008
EN #  Ennis Business Forms          298 SHERWOOD                PASO ROBLES   CA    93446
EN #  Ennis Business Forms          2811 NE RIVERSIDE WAY       PORTLAND      OR    97211
EN #  Cougar Mountain Forms         2051 NEWTON RD RM 100       FERRIS        TX    75125
EN #  Ennis Tag And Label           HWY 34 SOUTH & CR 1009      WOLFE CITY    TX    75496
EN #  Ennis Business Forms National 114 NE BRECKENRIDGE         ENNIS         TX    75119
EN #  Ennis Business Forms          114 NE MAIN                 ENNIS         TX    75119
EN #  Admore                        24707 WOOD CT               MACOMB        MI    48042

Northstar Computer Forms
NS #  General Financial Supply      321 11 ST                   NEVADA        IA    50201
NS #  Amexco                        7130 NORTHLAND CIR          BROOKLYN PARK MN    55428
NS #  Bank Form Rtn Ctr             2341 ST CROIX ST            ROSEVILLE     MN    55113
NS #  Northstar One Box             7130 NORTHLAND CIR N        BROOKLYN PARK MN    55428
NS #  North Star Comp Forms         7130 NORTHLAND CIR          BROOKLYN PARK MN    55428
NS #  North Star Computer Wb        6580 N INDUSTRIAL DR        MILWAUKEE     WI    53223
NS #  Northstar Financial           1234 GREY FOX RD            ARDEN HILLS   MN    55112
NS #  Western Financial             4403 TABLE MOUNTAIN DR RM B GOLDEN        CO    80403
NS #  Northstar Computer Forms Inc  2341 ST CROIX ST            SAINT PAUL    MN    55113
NS #  Northstar Computer Forms      213 DRY RIVER RD RM B       BRIDGEWATER   VA    22812

                                  ATTACHMENT B
                           ENNIS BUSINESS FORMS, INC.
                            GROUND AND AIR DISCOUNTS

#

                          ATTACHMENT C
                     UPS SONICAIR BESTFLIGHT
                  DOMESTIC TRANSPORTATION RATES


#







































# Two pages of confidential information omitted and filed separately with the Securities and Exchange Commission.

                           ATTACHMENT D
                   ENNIS BUSINESS FORMS, INC.
                     List of Account Numbers


Northstar's  UPS accounts identified below shall be  included  in
the   agreement  between  United  Parcel  Service  (Carrier)  and
Northstar (Account):
The following accounts are eligible for incentives as specified in Attachment E.

ACCOUNT        NAME AND ADDRESS                     #
#              Northstar Computer Forms
               7130 Northland Circle
               Brooklyn Park, MN  55428

*If any account is currently included in another contract for an identical product incentive, and this offer is accepted, that account will automatically be considered removed from the existing contract and the terms of that contract are amended automatically to reflect the deletion.

UPS will calculate the discount for this location once per quarter and will issue a single check to the Customer representing the total discount amount. The check will be issued within 30 days after the end of each calendar quarter and forwarded to the address designated below.

                          ATTACHMENT E
                   ENNIS BUSINESS FORMS, INC.
                    GROUND AND AIR DISCOUNTS

UPS Air Products

     With respect to air packages, UPS agrees to grant the Customer the following discounts from the UPS published Air
     Service Rates in effect at the time of shipping:


#








The incentives stated above apply to account numbers specified in Attachment D.

UPS Ground Commercial

     With respect to Commercial Ground packages, UPS agrees to grant the Customer a discount from the published UPS Commercial Ground Service Rate Chart in effect at the time of shipping, less service offerings subject to incentive, e.g. Hundredweight. The average weekly revenue stated below will be inclusive of both commercial and residential revenue; however, the discount will only apply to the commercial revenue.

     The discount amounts below are contingent upon the revenue tendered to UPS by the Customer and upon the Customer maintaining its current shipping characteristics under this Agreement.

     Customer further agrees that discounts do not apply to Additional Charges which are defined as those additional and accessorial charges set forth in the UPS Rate Charts in effect at the time of the shipping, which are subject to change at any time.


#